UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 29, 2005

Abigail Adams National Bancorp, Inc
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-10971	52-1508198
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1130 Connecticut Avenue, Washington, District of Columbia		20036
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	202-772-3749

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01 Completion of Acquisition or Disposition of Assets.

By press release dated August 1, 2005, the Company announced the completion of the acquisition of Consolidated Bank and Trust on July 29, 2005.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of businesses acquired.

The financial statements required by this item are not being filed herewith. To the extent such information is required by this item, they will be filed with the Securities and Exchange Commission by amendment as soon as practicable, but not later than 71 calendar days after the date on which this Current Report on the Form 8-K is required to be filed.

(b) Pro forma financial information.

The pro forma financial information required by this item are not being filed herewith. To the extent such information is required by this item, they will be filed with the Securities and Exchange Commission by amendment as soon as practicable, but not later than 71 calendar days after the date on which this Current Report on the Form 8-K is required to be filed.

(c) Exhibits.

The following Exhibits are attached as part of this report:

99.1 Press release dated August 1, 2005 announcing completion of acquisition of Consolidated Bank & Trust on July 29, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Abigail Adams National Bancorp, Inc

August 1, 2005	By:	Karen Troutman

Name: Karen Troutman
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated August 1, 2005 announcing completion of acquisition of Consolidated Bank & Trust on July 29, 2005.